Exceptional items and remeasurements	12 Months Ended
Mar. 31, 2021
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
5. Exceptional items and remeasurements

To monitor our segmental performance, we use a profit measure that excludes certain income and expenses. We call that measure ‘adjusted profit’. Adjusted profit (which excludes exceptional items and remeasurements as defined below) is used by management to monitor financial performance as it is considered that it aids the comparability of our reported financial performance from year to year. We exclude items from adjusted profit because, if included, these items could distort understanding of our performance for the year and the comparability between periods. This note analyses these items, which are included in our results for the year but are excluded from adjusted profit.

Exceptional items and remeasurements from continuing operations

	2021	2020	2019
	£m	£m	£m
Included within operating profit
Exceptional items:
Changes in environmental provisions	14	(402)	—
New operating model implementation costs	(55)	—	—
Transaction costs	(24)	—	—
Cost efficiency and restructuring programmes	—	—	(204)
Massachusetts Gas labour dispute	—	—	(283)
Impairment of nuclear connection development costs	—	—	(137)
	(65)	(402)	(624)
Remeasurements – commodity contract derivatives	34	(125)	52
	(31)	(527)	(572)

As disclosed in note 8, the Group also presents an adjusted earnings per share measure that is calculated before exceptional items and remeasurements. This measure is presented after tax and therefore details of tax exceptional items and the tax effect of exceptional items and remeasurements are also provided in this note.

	2021	2020	2019
	£m	£m	£m
Included within finance income and costs
Remeasurements:
Net (losses)/gains on financing derivatives	(41)	1	(40)
Net gains/(losses) on financial assets at fair value through profit and loss	23	(16)	15
Net gains/(losses) on financial liabilities at fair value through profit and loss	90	(49)	(51)
	72	(64)	(76)
Included within share of post-tax results of joint ventures and associates
Remeasurements:
Remeasurements – net losses on financial instruments	(8)	(1)	—
Total included within profit before tax	33	(592)	(648)
Included within tax
Exceptional items – movements arising on items not included in profit before tax:
Deferred tax charge arising on the reversal of the reduction in UK corporation tax rate	—	(192)	—
Tax on exceptional items	8	103	144
Tax on remeasurements	(34)	42	5
	(26)	(47)	149
Total exceptional items and remeasurements after tax	7	(639)	(499)
Analysis of total exceptional items and remeasurements after tax
Exceptional items after tax	(57)	(491)	(480)
Remeasurements after tax	64	(148)	(19)
Total exceptional items and remeasurements after tax	7	(639)	(499)
5. Exceptional items and remeasurements continued
Exceptional items
Management uses an exceptional items framework that has been discussed and approved by the Audit Committee. This follows a three-step process which considers the nature of the event, the financial materiality involved and any particular facts and circumstances. In considering the nature of the event, management focuses on whether the event is within the Group’s control and how frequently such an event typically occurs. In determining the facts and circumstances, management considers factors such as ensuring consistent treatment between favourable and unfavourable transactions, the precedent for similar items, the number of periods over which costs will be spread or gains earned, and the commercial context for the particular transaction.
Items of income or expense that are considered by management for designation as exceptional items include significant restructurings, write-downs or impairments of non-current assets, significant changes in environmental or decommissioning provisions, integration of acquired businesses, gains or losses on disposals of businesses or investments and significant debt redemption costs as a consequence of transactions such as significant disposals or issues of equity, and the related tax, as well as deferred tax arising on changes to corporation tax rates.
Costs arising from restructuring programmes include redundancy costs. Redundancy costs are charged to the consolidated income statement in the year in which a commitment is made to incur the costs and the main features of the restructuring plan have been announced to affected employees.
Set out below are details of the transactions against which we have considered the application of our exceptional items framework in each of the years for which results are presented.
2021
We have considered certain costs incurred in the period against our Exceptional Items Framework, and concluded £55 million of costs associated with the implementation of our new operating model, the £14 million release of environmental provisions for which the original provision was treated as exceptional and the £24 million of transaction costs associated with the acquisition of Western Power Distribution (WPD) and the sale of NECO should be treated as exceptional items in the current year.
New operating model implementation costs: The Group incurred £55 million of costs in relation to the design and implementation of our new operating model that is built on a foundation of six business units as described further in the Strategic Review. The costs recognised in the year ended 31 March 2021 primarily relate to professional fees incurred in designing the new operating model, alongside the redundancy provisions accrued in relation to those employees where announcements have been made that they will be leaving the organisation as a result of the changes. Whilst the costs incurred this year do not meet the quantitative threshold to be classified as exceptional on a standalone basis, we have concluded that the costs should be classified as exceptional in line with our exceptional items policy, in order to ensure that the costs are treated in a consistent manner with similar costs incurred previously. The total cash outflow for the year was £33 million.
Transaction costs: £24 million of transaction costs were incurred to date in relation to the acquisition of WPD (see note 38) and the sale of NECO (see note 10). The costs relate to legal fees, bankers' fees and professional fees. Whilst the costs incurred in the current year in isolation are not sufficiently material to warrant classification as an exceptional item, we are expecting further costs to be incurred next year, for example, in regards to success fees on completion of the acquisition. When taken in aggregate, the costs incurred over both years will be sufficiently material to be classified as exceptional in line with our policy. The total cash outflow for the year was £14 million.
Changes in environmental provision: In the US, the most significant component of our £1.5 billion environmental provision relates to several Superfund sites, and arose from former manufacturing gas plant facilities, formerly owned or operated by the Group or its predecessor companies. The sites are subject to both State and Federal law in the US. Under Federal and State Superfund laws, potential liability for the historical contamination may be imposed on responsible parties jointly and severally, without regard to fault, even if the activities were lawful when they occurred. The provisions and the Group’s share of estimated costs are re-evaluated at each reporting period.
We have recognised an exceptional gain of £14 million relating to the release of environmental provisions relating to one of our US Superfund sites, for which the original provision was treated as an exceptional item. The reduction in the provision arose as a result of the re-evaluation of the Group’s share of estimated costs following the finalisation of discussions on the scope of certain remediation work with government authorities. The release has been recorded as an exceptional item in line with the treatment of the original provision.
2020
We concluded that the increase in costs associated with the changes in our environmental provisions (£402 million) and the additional deferred tax charge reflecting the impact of the remeasurement of the Group’s deferred tax liabilities as a result of a change in the substantively enacted UK corporation tax rate (£192 million) meet the criteria to be classified as exceptional.
A further £10 million of COVID-19 related costs incurred in the year ended 31 March 2020 were similarly not classified as exceptional in view of the quantum involved and all costs associated with the settlement reached with the State of New York in respect of the Downstate New York Gas Moratorium were also treated as part of adjusted profit.
Changes in environmental provisions: As a result of notices issued by governmental authorities and newly developed cost estimates prepared by third-party engineers in relation to our US Superfund sites, we re-evaluated our estimates of total costs and cost sharing allocations borne by the Company, and accordingly increased our provision by £326 million. Under the terms of our rate plans, we are entitled to recovery of environmental clean-up costs from rate payers, but under IFRS no asset can be recognised for this recovery.
Also included in the total environmental charge was the £76 million impact of the change in the real discount rate applied to the environmental provisions across the Group, of which £66 million related to the US and £10 million to the UK. Given the substantial and sustained change in gilts and corporate bond yields, we concluded it was appropriate to reduce the real discount rate from 1% to 0.5%. The weighted average remaining duration of our cash flows is now around 10 years.
5. Exceptional items and remeasurements continued
2019
In assessing certain items of income and expenditure against our exceptional items framework, we concluded that the costs associated with the Massachusetts Gas labour dispute (£283 million), our cost efficiency and restructuring programme (£204 million) and impairments relating to two nuclear connection cancellations (£137 million) should be treated as exceptional (as described further below). We also considered whether the £95 million income from two legal settlements received in the period should be classified as exceptional. However, we concluded it was appropriate to recognise the income in earnings before exceptional items (within NGV and Other), in line with the treatment of the original costs.
Cost efficiency and restructuring programmes: Our UK and US businesses incurred restructuring charges as we reviewed organisational structures, operational activities and relevant roles and responsibilities to ensure we are able to operate more efficiently and to continue to drive outperformance for customers and shareholders. The cash outflow for the year was £93 million.
Massachusetts Gas labour dispute: Between June 2018 and January 2019, National Grid implemented a workforce contingency plan across its Massachusetts Gas business following the expiration of contracts for the 1,250 members of the existing workforce. The net incremental cost of the experienced contractors working alongside supervisors and workers from other areas of the business was £283 million, reflecting the financial performance of the US regulated business had the workforce contingency plan not been implemented. The total cash outflow related to the labour dispute was £320 million for the year.
Impairment of nuclear connection development costs: In 2018, Toshiba announced the cancellation of its NuGen project to build a new nuclear power station at Moorside in Cumbria, and NuGen terminated its connection agreement with UK Electricity Transmission. In February 2019, Hitachi terminated its connection agreements in respect of its Horizon projects at Wylfa and Oldbury. As there was no realistic prospect of these schemes continuing in their present form, we concluded that it was appropriate to impair the assets we had been developing for over 10 years. After deducting cash inflows relating to termination fees received of £13 million, the net impairment charge was £137 million.
Remeasurements
Remeasurements comprise unrealised gains or losses recorded in the consolidated income statement arising from changes in the fair value of certain of our financial assets and liabilities accounted for at fair value through profit and loss (FVTPL). Once the fair value movements are realised (for example, when the derivative matures), the previously recognised fair value movements are then reversed through remeasurements and recognised within earnings before exceptional items and remeasurements. These assets and liabilities include commodity contract derivatives and financing derivatives to the extent that hedge accounting is not available or is not fully effective.
The unrealised gains or losses reported in profit and loss on certain additional assets and liabilities treated at FVTPL are also classified within remeasurements. These relate to financial assets (which fail the ‘solely payments of principal and interest test’ under IFRS 9), the money market fund investments used by Group Treasury for cash management purposes and certain financial liabilities which we elected to designate at FVTPL. In all cases, these fair values increase or decrease because of changes in foreign exchange, commodity or other financial indices over which we have no control.
We report unrealised gains or losses relating to certain discrete classes of financial assets accounted for at FVTPL within adjusted profit. These comprise our portfolio of investments made by National Grid Partners, our investment in Sunrun Neptune 2016 LLC and the contingent consideration arising on the acquisition of National Grid Renewables (all within NGV and Other). The performance of these assets (including changes in fair value) are included in our assessment of adjusted profit for the relevant business units.
Remeasurements excluded from adjusted profit are made up of the following categories:
i.Net gains/(losses) on commodity contract derivatives represent mark-to-market movements on certain physical and financial commodity contract obligations in the US. These contracts primarily relate to the forward purchase of energy for supply to customers, or to the economic hedging thereof, that are required to be measured at fair value and that do not qualify for hedge accounting. Under the existing rate plans in the US, commodity costs are recoverable from customers although the timing of recovery may differ from the pattern of costs incurred;
ii.Net gains/(losses) on financing derivatives comprise gains and losses arising on derivative financial instruments used for the risk management of interest rate and foreign exchange exposures. These exclude gains and losses for which hedge accounting has been effective, and have been recognised directly in the consolidated statement of other comprehensive income or are offset by adjustments to the carrying value of debt (see notes 17 and 32);
iii.Net gains/(losses) on financial assets measured at FVTPL comprise gains and losses on the investment funds held by our insurance captives which are categorised as FVTPL (see note 15);
iv.Net gains/(losses) on financial liabilities measured at FVTPL comprise the change in the fair value (excluding changes due to own credit risk) of a financial liability that was designated at FVTPL on transition to IFRS 9 to reduce a measurement mismatch (see note 21); and
v.Unrealised net gains/(losses) on derivatives and other financial instruments within our joint ventures and associates.
Items included within tax
2020
The Finance Act 2016, which was enacted on 15 September 2016, reduced the main UK corporation tax rate to 17% with effect from 1 April 2020. Deferred tax balances were calculated at this rate for the years ended 31 March 2017 to 2019. On 17 March 2020, the UK Government utilised the Provisional Collection of Taxes Act 1968 to substantively enact a reversal of the reduction in the main UK corporation tax rate to 17% with effect from 1 April 2020, resulting in the rate remaining at 19%. Deferred taxes at 31 March 2020 were measured using enacted tax rates and reflected in these financial statements, resulting in a £192 million deferred tax charge, principally due to the remeasurement of deferred tax liabilities. The treatment of this charge as exceptional was consistent with the treatment for the year ended 31 March 2017 when the original reduction in the tax rate was substantively enacted, resulting in the recognition of an exceptional tax credit of £94 million.